1994
                     LONG-TERM INCENTIVE PROGRAM AGREEMENT
                                pursuant to the
                               USF&G CORPORATION
              STOCK INCENTIVE PLAN OF 1991 (as amended and restated)



        AGREEMENT dated April 1, 1994, between USF&G CORPORATION (the "Corporation") and _____________ (the "Participant").

        The Compensation Committee of the Board of Directors (the "Committee") has established a Long-Term Incentive Program (the "LTIP Program") for the purpose of making performance awards ("Performance Awards") pursuant to the Corporation's Stock Incentive Plan of 1991, as amended and restated (the "Plan"). The Committee has determined that the Participant is a Key Person eligible to participate in the Plan and receive a 1994 Performance Award under the Program.

        Accordingly, in consideration of the covenants and agreements herein contained, the Corporation and the Participant agree as follows:

        1.      Grant of Performance Award.

             For the period commencing January 1, 1994 and ending December 31, 1996 (the "Performance Period"), the Participant shall be eligible to receive a Target Performance Award equal to the number of Stock Units specified on the attached Schedule A.

        2.      Payment of Performance Award.

                Within 120 days after the end of the Performance Period, the Committee will certify in writing, by resolution or otherwise, the Cumulative Operating Income of the Corporation for the Performance Period. As soon thereafter as practica ble, the Committee shall determine the Earned Performance Award. This determination shall be based on such factors as the Committee shall determine, including the Target Performance Award and the performance of the Participant's unit and the Partici pant's individual performance during the Performance Period. The Earned Performance Award sets forth the number of Stock Units which the Participant has earned and are payable. The determination of the Earned Performance Award by the Committee shal l be final and conclusive.

                Stock Units earned by the Participant shall be payable in an equal number of shares of Common Stock as soon as practicable after the Committee's written certification unless the Participant has properly executed and delivered to the H ead-Human Resources Department (the "Administrator") a Payment Deferral Election with respect to this Performance Award before January 1, 1995 or on such other date as may be specified in writing by the Committee, in which event the number of Stock Units earned by the Participant shall be credited to his or her Stock Unit Account and paid on the date specified by the Payment Deferral Election, or upon death, Permanent Disability or in the event of a Fundamental Corporate Transaction.

                On or as soon as practicable after the payment date for any Stock Units, the Corporation shall issue and deliver a certificate for a number of shares of Common Stock equal to the number of Stock Units to be paid; provided, however, t hat if the Participant is a person subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and has not made an effective Payment Deferral Election and payment is made within six (6) months of the Committee's certification with respect to such Stock Units, then the certificate for such shares shall be held by the Corporation for a period of six (6) months from the date of the Committee's certification and delivered as soon as practicable following the exp iration of such six-month period. During such six-month period, the Participant shall have all of the rights of a shareholder with respect to such Common Stock, except that such Common Stock shall not be transferable by the Participant except as pro vided in Article XI of the Plan.

        3.      Certain Tax Matters.

                The Participant agrees that the Corporation may withhold any applicable federal, state or local taxes at such time and upon such terms and conditions as required by law or determined by the Corporation. Subject to compliance with app licable laws and such rules and regulations as the Committee may prescribe, withholding taxes payable upon distribution of shares of Common Stock may be paid by the withholding of shares issued pursuant to this Performance Award with a fair market va lue (as determined by the Committee) equal to the withholding amount.

        4.      Termination of Employment.

                In the event of the Participant's termination of employment for any reason at any time prior to the end of the Performance Period, no Stock Units, shares of Common Stock or other amounts shall be payable hereunder; provided, however, that in the event of the Participant's death, Permanent Disability or retirement while employed by the Corporation, the Committee will award Stock Units to the Participant on a Pro Rata Basis at the same time as Stock Units are paid with respect to t he Performance Period to other Participants.

        5.      Discretion of the Committee.

                In the event of a material acquisition or disposition of assets or businesses, the occurrence of a Fundamental Corporate Transaction, a change in the Participant's status as a full-time employee of the Corporation, other unforeseen ev ents or otherwise, the Committee reserves the right to make such changes to a Participant's Earned Performance Award, the Performance Goal or other matters as it deems appropriate and in its sole discretions, subject only to the limitations set forth in the Plan and the LTIP Program.

        6.      No Employment Agreement.

                Nothing in this Agreement, the Plan or the LTIP Program shall confer any right to continued employment with the Corporation or its subsidiaries nor restrict the right of either the Corporation (including such subsidiaries) or the Part icipant to terminate the employment relationship at any time, or create any other rights except as specifically provided in writing.

        7.      Resolution of Disputes.

                Any dispute, disagreement or interpretive issue which shall arise under, or as a result of, or pursuant to this Agreement shall be determined by the Committee in its absolute discretion, and any determination by the Committee shall be final, binding and conclusive on all persons affected thereby.

        8.      Shareholder Approval.

                This Agreement and the Performance Award evidenced by this Agreement are subject to all of the terms and conditions of the Plan and the LTIP Program and are contingent upon approval by the shareholders of the Corporation in accordance with the terms of the Plan and, if the Participant is a "covered person" under such section, the requirements of section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        9.      Restricted Participants.

                Certain limitations are set forth in the LTIP Program with respect to Earned Performance Awards and payment of Stock Units which are applicable only to Restricted Participants (as defined in the LTIP Program). Generally "Restricted P articipants" are persons who could receive compensation from the Corporation which might be non-deductible for federal income tax purposes because of the application of section 162(m) of the Code. The restrictions include prohibitions on any increas e in Earned Performance Awards over Target Performance Awards and in some instances mandatory deferral of receipt of Stock Units.

        10.     Construction.

                This Agreement has been entered into in accordance with the terms of the Plan and the LTIP Program, and the terms of the Plan and the LTIP Program are deemed incorporated herein. In the event of a conflict between the terms of this A greement and the Plan or the LTIP Program, the terms of the Plan or the LTIP Program shall control. Unless otherwise specified herein, terms defined in the Plan or the LTIP Program are used in this Agreement with the same meaning. The validity, int erpretation and administration of this Agreement and the rights of the Participant shall be determined exclusively in accordance with the laws of the State of Maryland, without regard to the choice of laws provisions thereof, except to the extent fe deral law controls.


                                        USF&G CORPORATION




                      By:_________________________________________



                                        THE PARTICIPANT






                      By:_________________________________________



                                   SCHEDULE A

                                     1994
                          LONG-TERM INCENTIVE PROGRAM
                           TARGET PERFORMANCE AWARD
                          SCHEDULE FOR [PARTICIPANT]

Individual Target Performance Award. The Participant is eligible to receive the number of Stock Units shown below which corresponds to Cumulative Operating Income of the Corporation for the Performance Period. The Earned Performance Award shall be determined by the Committee and shall be based upon, among other factors, the Target Performance Award and the performance of the Participant's unit and the Participant's individual performance for the Performance Period.

          CUMULATIVE
       OPERATING INCOME
      OF THE CORPORATION
    FOR PERFORMANCE PERIOD*                            TARGET
                                                  PERFORMANCE AWARD
                 $                                          Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                            Units
                                                        --- Units

* Cumulative Operating Income of the Corporation for Performance Period is defined in the LTIP Program.